                          [Front of Stock Certificate]

                         INCORPORATED UNDER THE LAWS OF

                             STATE OF NORTH CAROLINA

                          QUINTILES TRANSNATIONAL CORP.

                                  Common Stock
                            $0.01 Par Value Per Share

This Certifies that ______________[SPECIMEN]_________________________________
Is the owner of ______________________________ Shares of the Capital Stock of
                               Quintiles Transnational Corp.
Transferable only on the books of the Corporation by the holder hereof in Person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF. The said Corporation has caused this Certificate to be signed By its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ____________________A.D. 20______





------------------------------              ------------------------------------
Secretary                                   Chairman of the Board


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                           [Back of Stock Certificate]


                          Quintiles Transnational Corp.

                                   Certificate
                                       For
                                     ______
                                     Shares
                                       Of
                                  Capital Stock
                                    ISSUED TO
                        _________________________________

                                      DATED

                        _________________________________


For Value Received, _____ hereby sell, assign, and transfer unto
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________ ______
      In presence of

___________________________     _____________________________________________

Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.





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